                                                                  EXHIBIT (A)(8)

                            [TEXT OF OFFER WEB SITE]

THE EXCHANGE PROGRAM BASICS

     Following is a brief overview of the Avaya Stock Option Exchange Program, including information about eligibility, exchange values, the offer period and instructions on how to participate in the program. This program is governed by and subject to the terms set forth in the Offer To Exchange and Letter of Transmittal. The restricted stock units offered in the program are governed by and subject to the terms of the Avaya Inc. Long Term Incentive Plan for Management Employees and the Restricted Stock Unit Award Agreement. These documents must be reviewed and the terms accepted prior to electing to participate in the program. A Question and Answer document is also available to aid you in understanding this offer.

ELIGIBILITY

     Active Avaya Employees holding Lucent stock options that were converted to options to purchase shares of Avaya at the time of the spinoff of Avaya from Lucent are eligible to participate in this one-time stock option exchange program. Options granted under the Lucent 1998 Global Stock Option Plan on September 1, 1998, options granted by Lucent on August 4, 2000 (August 28, 2000 for employees in Italy) and options that are intended to be "incentive stock options" under the Internal Revenue Code are not eligible to be exchanged under this program. You are not eligible for this program if you received a stock option from Avaya on or after January 24, 2001. In addition, employees based in AUSTRALIA, BELGIUM, THE PEOPLE'S REPUBLIC OF CHINA, FRANCE, KAZAKHSTAN, RUSSIA AND UKRAINE are not eligible to participate due to local regulatory restrictions.

     Under this exchange program, eligible employees will have the opportunity to exchange certain stock option awards for restricted stock units (RSUs). The number of RSUs received in exchange for each stock option will be based on a formula that relates to the grant price of each option. An RSU represents ownership of shares of common stock. Unlike stock options, which require you to purchase the shares of stock at the grant price of the option, RSUs do not require the holder to exercise or purchase the shares. Instead, when an RSU vests, you own the shares outright, net of any applicable withholding taxes, and can sell the shares at any time (subject to Avaya's policy on trading in company stock and applicable securities laws). These units are considered "restricted" because they will be subject to forfeiture and restrictions on transfer, and will not entitle the holder to vote or receive dividends, notices of meetings, proxy statements and other materials until the restrictions lapse, at which time the restricted stock units and underlying number of shares vest. It is anticipated that the RSUs will be granted as of the expiration date of the offer (July 24, 2001, unless the offer period is extended) and will vest in three equal installments on August 1, 2002, August 1, 2003 and August 1, 2004.

     RSU holders will, however, be liable for any taxes incurred as a result of this grant. Please see Section 13 of the Offer to Exchange for a general summary of the federal income tax consequences of the exchange for U.S. citizens or residents. Employees located outside the United States may incur adverse tax consequences from receiving restricted stock units in exchange for options (see below). We recommend that you consult with your own tax advisor to determine the tax and, if you are located outside the United States, the social contribution consequences of this transaction under the laws of the country in which you live and work.

     If you are a tax resident in one of the countries below, we urge you to read the additional information regarding the potential tax consequences, which might affect you, related to the exchange of your stock options for RSUs in these countries. Although there may be consequences in countries not listed here, this information is provided based on advice from external consultants to assist you. You should also consult your personal financial advisor before electing to participate in this offer. If you are a tax resident of one of the following countries please review this information.

Brazil              Germany      Singapore
Canada              India        South Africa
The Czech Republic  Israel       Switzerland
Denmark             Netherlands

EXCHANGE RATIO

     The following table lists the exchange value per share of each eligible stock option within the indicated price range for purposes of this offer.

                                                             THE VALUE FOR EACH
                                                           OUTSTANDING SHARE UNDER
IF YOUR STOCK OPTION'S EXERCISE PRICE IS:                   THE STOCK OPTION IS:
-----------------------------------------                  -----------------------
Less than $25............................................           $4.25
$25 - $29.99.............................................           $3.25
$30 - $34.99.............................................           $2.25
$35 - $39.99.............................................           $2.00
$40 +....................................................           $1.75

     Tendering option holders will receive a grant of restricted stock units equal to the result obtained by dividing the total exchange value of your tendered options by the average of the high and low price of a share of Avaya common stock as listed on the New York Stock Exchange (NYSE) on the third business day prior to the end of the offer period. An example is provided below to illustrate this calculation. You may elect to exchange all, any, or none of your eligible stock options. However, if you elect to participate in this exchange with respect to ANY eligible stock options, you must tender ALL options that were issued to you as part of the same grant.

     For example, the following hypothetical scenario would result in an RSU award that represents 264 shares (pending acceptance of the tendered option by Avaya).

Shares under the option:                                       1,516
Grant Price of the option:                                    $37.00
Exchange Value Per Share:                                     $ 2.00
Average of the high and low price of AV on the NYSE on July
  19, 2001:                                                   $11.50

[(1,516 OPTION SHARES X $2.00) / $11.50] = RSU REPRESENTING 264 SHARES

     Note that any fractional share .50 or greater resulting from the exchange calculation will be rounded up, and any fractional share less than .50 will be rounded down.

     This calculation is purely for illustrative purposes and is not intended to indicate the actual number of Restricted Stock Units you will receive if you elect to participate in the offer.

OFFER PERIOD

     You are required to make your election between June 26, 2001 and July 24, 2001, unless the offer period is extended. If you do make an election, and then would like to change your election, you may do so by accessing this web site again before the end of this election period or by remitting a Notice of Withdrawal form to Avaya Global Stock Plans. If you want to change your election at any time during the offer period, you should do so using the same method you used to make your election initially. Therefore, if you elect to tender options via the offer web site, then you should change your election via the offer web site. If you elect to tender options by delivering your Letter of Transmittal via fax, regular mail, overnight delivery or hand delivery to Avaya Global Stock plans, then you should change your election by submitting a Notice of Withdrawal to Avaya Global Stock Plans by fax, regular mail, overnight delivery or hand delivery. The election period ends

July 24th at 11:59 p.m. New York Time, unless the offer period is extended and any election you have made and not withdrawn at that time will be legally binding if we accept the offer. If you do not make an election, it will be assumed that you do not wish to accept the offer to exchange your eligible stock options for RSUs. Avaya reserves the right to extend the offer period.

     Following are critical dates assuming the offer period is not extended:

DATE                                                EVENT
----                                                -----
June 26, 2001            Election period begins
July 19, 2001            Price Determined for Exchange Ratio
July 20, 2001            Estimate of RSUs per grant available on the AST Site
July 24, 2001            Election period ends at 11:59 p.m. New York time
July 24, 2001            Effective date of grant of RSUs and cancellation of stock
                         options (if Avaya accepts the tender of options)
July 25, 2001            Avaya notifies eligible employees whether the offer is
                         accepted or not
August 13, 2001          Confirmed Number of RSUs reflected on AST web site
August 1, 2002           First one-third of RSU award vests
August 1, 2003           Second third of RSU award vests
August 1, 2004           Last third of RSU award vests

HOW TO PARTICIPATE

Step 1:                 View a summary of the stock option grants you hold that are eligible for this exchange to RSUs
Step 2:                 Read all applicable documents and consider any tax
                        consequences and decide
Step 3:                 Make your decision
Step 4:                 If electing to exchange a stock option grant for an RSU
                        award you should review and print all materials and
                        documents. You can elect either by:
                        - Accepting all of the terms of the offer indicated in the
                        Offer to Exchange and the Letter of Transmittal, and all the
                          terms of the RSUs indicated in the Long Term Incentive
                          Plan for Management Employees and the Restricted Stock
                          Unit Award Agreement, on this web site by clicking the
                          appropriate boxes.
                        Or by:
                        - Delivering a signed Letter of Transmittal and Restricted
                        Stock Unit Award Agreement to Avaya Global Stock Plans by
                          facsimile to + 1 908 582 5270 or by regular mail,
                          overnight delivery or hand delivery to:
                        Avaya Inc.
                                  Global Stock Plans
                                  Room: 2A14
                                  150 Allen Road
                                  Liberty Corner, NJ 07938 USA

                      [REVIEW SUMMARY OF ELIGIBLE OPTIONS]

     THE FOLLOWING STOCK OPTION GRANTS ARE ELIGIBLE TO BE EXCHANGED FOR RESTRICTED STOCK UNITS

OPTION GRANT   OPTION GRANT   ELIGIBLE SHARES   EXCHANGE VALUE   RSUS RECEIVED   ELECT TO
    DATE          PRICE        UNDER OPTION       PER SHARE      IF EXCHANGED*   EXCHANGE*
------------   ------------   ---------------   --------------   -------------   ---------



To view a table of exchange ratios click here.

* The Avaya stock price used to determine the number of RSUs you receive will be the average of the high and low price of one share of Avaya common stock determined as of the close of trading on the NYSE on the third business day preceding the expiration date (i.e., if the offer period is not extended, we will use the average of the high and low stock price on July 19, 2001). Therefore, these fields will be completed on July 20, 2001. Note that any fractional share .50 or greater resulting from this calculation will be rounded up, and any fractional share less than .50 will be rounded down.

     All RSUs awarded as a result of the exchange will be granted under the Avaya Long Term Incentive Plans (as defined in Offer to Exchange) and will be governed under the provisions of the respective Plan. Before you elect to accept the offer to exchange a grant you must review the Offer to Exchange, the Avaya Long Term Incentive Plan for Management Employees Plan Document, the Restricted Stock Unit Award Agreement and the Letter of Transmittal. If you would like more information about your current stock option awards please access the Avaya Global Stock Plans intranet site at the Associate Information Center (AIC) at http://aic.avaya.com.

     If after you have reviewed all applicable documents and you still have questions or concerns regarding the exchange program please contact the record keeper for your eligible stock option award.

     Salomon Smith Barney                 1 866-287-4273 or + 1 212-615-7164
     Paine Webber                         1 888-584-7268 or + 1 860-727-1515

     If you do not know which record keeper administers your stock option, please refer to the list of contacts on the Global Stock Plans web site located on the Avaya Associate Information Center (AIC) web site.

     Before confirming your exchange election you must review the:

     Offer to Exchange
     Long Term Incentive Plan for Management Employees Plan Document Letter of Transmittal
     Restricted Stock Unit Award Agreement

                           [REGISTER ELECTION BUTTON]

IREGISTER ELECTION BUTTON WILL BRING THE EMPLOYEE TO ONE OF 2 PAGES: IF NO ELECTION IS MADE FOR A GRANT OR ACCEPTED GRANTSJ

NONE OF YOUR ELIGIBLE GRANTS WERE ACCEPTED TO BE EXCHANGED FOR AN RSU AWARD

     If you would like to review your eligible grants and elect to exchange an eligible stock option grant click here. You may elect to exchange the grant at any time prior to 11:59 p.m., New York time, on July 24th, unless the offer period is extended. If you do not elect to exchange a grant by that time, it will be assumed that you have declined the offer to exchange your eligible stock option grant for an RSU grant.

COMPLETE SESSION AND LOG OFF

IIF ELECTION IS MADE FOR A GRANT OR ACCEPTED GRANTSJ

     YOU HAVE ELECTED TO EXCHANGE THE FOLLOWING STOCK OPTION GRANTS FOR RSUS:

GRANT DATE  GRANT PRICE   ELIGIBLE SHARES   TOTAL EXCHANGE
OF OPTION    OF OPTION     UNDER OPTION     VALUE OF OPTION
----------  -----------   ---------------   ---------------

     If your election was made in error and you would like to review a list of your eligible grants or change your election click here.

     You must read and agree to the following statement to complete the election process.

I HAVE READ AND AGREE TO THE ALL OF THE TERMS IDENTIFIED IN THE OFFER TO EXCHANGE, LONG TERM INCENTIVE PLAN FOR MANAGEMENT EMPLOYEES PLAN DOCUMENT, THE LETTER OF TRANSMITTAL, AND THE RESTRICTED STOCK UNIT AWARD AGREEMENT. I UNDERSTAND THAT THIS ELECTION MUST BE APPROVED FROM AVAYA INC., AND THAT AVAYA INC. RESERVES THE RIGHT TO NOT APPROVE A GRANT FOR EXCHANGE. I UNDERSTAND THAT UPON APPROVAL FROM AVAYA INC. THE STOCK OPTIONS I ELECTED TO EXCHANGE WILL BE FORFEITED AND CANCELLED AND THAT I WILL RECEIVE RESTRICTED STOCK UNITS.

                             I HAVE READ AND AGREE

II HAVE READ AND AGREE BUTTON WILL LINK CONFIRMATION PAGE. CONFIRMATION PAGE WILL HAVE TABLE OF ACCEPTED GRANTS.J

[CONFIRMATION]

     If you are finished reviewing and selecting grants to be exchanged you can receive a confirmation of your election by printing this page. Also, you will automatically be sent an email confirming your election when you log-off. When printing this confirmation you should print in landscape mode so that all grant information is displayed correctly on the printout.

     This confirmation only confirms that you have elected to exchange the registered options. As described in the Offer to Exchange, Avaya reserves the right to accept any or all of the options tendered.

     If at a later date you decide to change your election by either electing to exchange eligible options not registered, or by withdrawing your election to exchange options registered, you must return to the AST StockPlan web site. All elections or change of elections must be registered by the close of the election period (July 24, 2001, unless the offer period is extended).

                                     PRINT
                                    LOG-OFF

ITABLE OF OPTIONS AND STATUSJ

                                                                      AVAYA LOGO

                                   AVAYA, INC.
                                      INDIA
                EMPLOYEE TAX COMMUNICATION: STOCK OPTION EXCHANGE

PLEASE NOTE: THE TAX INFORMATION IN THIS DOCUMENT WAS PROVIDED BY AVAYA'S EXTERNAL TAX ADVISORS AND IS INTENDED AS A GENERAL OVERVIEW OF THE TAX REQUIREMENTS IN YOUR COUNTRY. IF THERE IS A DISCREPANCY BETWEEN THIS DOCUMENT AND THE INTERPRETATION MADE BY YOUR LOCAL TAX AUTHORITIES, THE INTERPRETATION MADE BY THE LOCAL TAX AUTHORITIES WILL ALWAYS GOVERN. TAX LAWS ARE SUBJECT TO CHANGE, AND YOU SHOULD CONSULT A PERSONAL TAX ADVISOR FOR FURTHER INFORMATION.

BACKGROUND

At the time of Avaya Inc.'s ("Avaya") spin-off from Lucent Technologies, Inc. ("Lucent"), your unvested Lucent stock options were converted to options to purchase shares of Avaya's stock ("converted options"). Beginning 26 June 2001 through 24 July 2001, unless extended, Avaya is offering to exchange your outstanding eligible converted stock options in exchange for a grant of Restricted Stock Units (RSUs). (Please note that some stock options are excluded from this offering as designated in Avaya's Offer to Exchange).

This Offer to Exchange is being made to (1) to reduce the number of stock options currently outstanding, (2) to further advance Avaya's corporate philosophy of employees as owners and (3) for compensatory purposes. In light of the recent stock market volatility, especially for technology stocks, many of Avaya's outstanding options have exercise prices that are significantly higher than the current market price of Avaya's common stock. This exchange program will help to compensate you by allowing you to realize some benefit on your options despite the option exercise price being greater than the current market price for Avaya's common stock and will advance Avaya's philosophy of encouraging employee ownership.

If you choose to participate in this program, a fixed dollar value, the "exchange value", will be offered for each outstanding stock option. On the actual date of exchange, this value will be converted into RSUs at the market price for Avaya common stock (determined three business days prior to the end of the offer period). The RSUs will vest ratably over three years beginning on August 1, 2002. All RSUs received through this program will be fully vested by August 1, 2004.

Although the Corporate Governance and Compensation Committee of Avaya's Board of Directors has approved this offer, it recognizes that the decision to accept is an individual one that should be based on a variety of factors. Accordingly, you should consult with your personal advisors if you have questions about your financial or tax situation. The Corporate Governance and Compensation Committee is not making a formal recommendation to you as to whether or not to accept this offer.

WILL THE VOLUNTARY FORFEITURE OF MY CONVERTED OPTIONS TRIGGER A TAXABLE EVENT?

No. A taxable event will not be triggered when you voluntarily forfeit your converted options.

WILL THE REPLACEMENT OF MY CONVERTED OPTIONS WITH RESTRICTED STOCK UNITS TRIGGER A TAXABLE EVENT?

                                                                      AVAYA LOGO

No. The replacement of options with Restricted Stock Units will not trigger a taxable event.


DO I NEED TO REPORT THE FACT THAT I HAVE VOLUNTARILY FORFEITED MY CONVERTED OPTIONS FOR A FUTURE GRANT OF RESTRICTED STOCK UNITS?

No. You will only have a reporting requirement when you sell your Restricted Stock Units.

WHEN WILL MY RESTRICTED STOCK UNITS BECOME TAXABLE?

Your RSUs will become taxable upon the sale of the underlying shares. You will be subject to capital gains tax on the difference between the selling price of Avaya stock (at that time) and the acquisition price (if any).

The rate of tax applied will vary depending upon whether you hold the shares for more than twelve months before sale. If you hold your shares for more than twelve months, the gain will be taxed at a flat rate. However, if you hold your shares for less than twelve months, the gain will be taxed at ordinary income tax rates.


THIS INFORMATION IS BEING PROVIDED TO ASSIST YOU IN EVALUATING THE OFFER TO EXCHANGE YOUR ELIGIBLE STOCK OPTIONS, AND IS BASED ON THE AVAILABLE INFORMATION AT THE TIME OF THE OFFER. TAX LAWS ARE SUBJECT TO CHANGE, AND YOU SHOULD CONSULT A PERSONAL TAX ADVISOR FOR ASSISTANCE WITH YOUR PERSONAL TAX SITUATION.

                                                                      AVAYA LOGO

                                   AVAYA, INC.
                                     CANADA
                EMPLOYEE TAX COMMUNICATION: STOCK OPTION EXCHANGE

PLEASE NOTE: THE TAX INFORMATION IN THIS DOCUMENT WAS PROVIDED BY AVAYA'S EXTERNAL TAX ADVISORS AND IS INTENDED AS A GENERAL OVERVIEW OF THE TAX REQUIREMENTS IN YOUR COUNTRY. IF THERE IS A DISCREPANCY BETWEEN THIS DOCUMENT AND THE INTERPRETATION MADE BY YOUR LOCAL TAX AUTHORITIES, THE INTERPRETATION MADE BY THE LOCAL TAX AUTHORITIES WILL ALWAYS GOVERN. TAX LAWS ARE SUBJECT TO CHANGE, AND YOU SHOULD CONSULT A PERSONAL TAX ADVISOR FOR FURTHER INFORMATION.

BACKGROUND

At the time of Avaya Inc.'s ("Avaya") spin-off from Lucent Technologies, Inc. ("Lucent"), your unvested Lucent stock options were converted to options to purchase shares of Avaya's stock ("converted options"). Beginning 26 June 2001 through 24 July 2001, unless extended, Avaya is offering to exchange your outstanding eligible converted stock options in exchange for a grant of Restricted Stock Units (RSUs). (Please note that some stock options are excluded from this offering as designated in Avaya's Offer to Exchange).

This Offer to Exchange is being made to (1) to reduce the number of stock options currently outstanding, (2) to further advance Avaya's corporate philosophy of employees as owners and (3) for compensatory purposes. In light of the recent stock market volatility, especially for technology stocks, many of Avaya's outstanding options have exercise prices that are significantly higher than the current market price of Avaya's common stock. This exchange program will help to compensate you by allowing you to realize some benefit on your options despite the option exercise price being greater than the current market price for Avaya's common stock and will advance Avaya's philosophy of encouraging employee ownership.

If you choose to participate in this program, a fixed dollar value, the "exchange value", will be offered for each outstanding stock option. On the actual date of exchange, this value will be converted into RSUs at the market price for Avaya common stock (determined three business days prior to the end of the offer period). The RSUs will vest ratably over three years beginning on August 1, 2002. All RSUs received through this program will be fully vested by August 1, 2004.

WILL THE VOLUNTARY FORFEITURE OF MY CONVERTED OPTIONS TRIGGER A TAXABLE EVENT?

No. A taxable event should not be triggered when you voluntarily forfeit your converted options.

WILL THE REPLACEMENT OF MY CONVERTED OPTIONS WITH RESTRICTED STOCK UNITS TRIGGER A TAXABLE EVENT?

Yes. The replacement of options with Restricted Stock Units will trigger a taxable event as the RSUs are in effect being granted as compensation for the disposition of stock options.

DO I NEED TO REPORT THE FACT THAT I HAVE VOLUNTARILY FORFEITED MY CONVERTED OPTIONS FOR A FUTURE GRANT OF RESTRICTED STOCK UNITS?

                                                                      AVAYA LOGO

No, the forfeiture itself will not create a reporting requirement. However, you will need to report the income recognized as a result of the grant of RSUs in accordance with your normal tax reporting procedures.

WHEN WILL MY RESTRICTED STOCK UNITS BECOME TAXABLE?

Your RSUs should become taxable at grant. You will be subject to both income and social taxes (if under the specified salary thresholds) on the "value" of the RSUs on the date of grant. If you choose to participate in this program, Avaya will communicate the value of the RSUs on the date of grant to you.

Please note if you have already exceeded the social tax thresholds, this benefit will not trigger any additional social taxes.

It should be noted that the possibility exists that you will be able to take advantage of the 110(1)(d) deduction (i.e. 50% exclusion) at the time of award. This would greatly reduce the amount of the benefit taxed at grant. However, we recommend that you consult with your personal tax advisor due to the complexity of these rules.


THIS INFORMATION IS BEING PROVIDED TO ASSIST YOU IN EVALUATING THE OFFER TO EXCHANGE YOUR ELIGIBLE STOCK OPTIONS, AND IS BASED ON THE AVAILABLE INFORMATION AT THE TIME OF THE OFFER. TAX LAWS ARE SUBJECT TO CHANGE, AND YOU SHOULD CONSULT A PERSONAL TAX ADVISOR FOR ASSISTANCE WITH YOUR PERSONAL TAX SITUATION.

                                                                      AVAYA LOGO

                                   AVAYA, INC.
                                 CZECH REPUBLIC
                EMPLOYEE TAX COMMUNICATION: STOCK OPTION EXCHANGE

PLEASE NOTE: THE TAX INFORMATION IN THIS DOCUMENT WAS PROVIDED BY AVAYA'S EXTERNAL TAX ADVISORS AND IS INTENDED AS A GENERAL OVERVIEW OF THE TAX REQUIREMENTS IN YOUR COUNTRY. IF THERE IS A DISCREPANCY BETWEEN THIS DOCUMENT AND THE INTERPRETATION MADE BY YOUR LOCAL TAX AUTHORITIES, THE INTERPRETATION MADE BY THE LOCAL TAX AUTHORITIES WILL ALWAYS GOVERN. TAX LAWS ARE SUBJECT TO CHANGE, AND YOU SHOULD CONSULT A PERSONAL TAX ADVISOR FOR FURTHER INFORMATION.

BACKGROUND

At the time of Avaya Inc.'s ("Avaya") spin-off from Lucent Technologies, Inc. ("Lucent"), your unvested Lucent stock options were converted to options to purchase shares of Avaya's stock ("converted options"). Beginning 26 June 2001 through 24 July 2001, unless extended, Avaya is offering to exchange your outstanding eligible converted stock options in exchange for a grant of Restricted Stock Units (RSUs). (Please note that some stock options are excluded from this offering as designated in Avaya's Offer to Exchange).

This Offer to Exchange is being made to (1) to reduce the number of stock options currently outstanding, (2) to further advance Avaya's corporate philosophy of employees as owners and (3) for compensatory purposes. In light of the recent stock market volatility, especially for technology stocks, many of Avaya's outstanding options have exercise prices that are significantly higher than the current market price of Avaya's common stock. This exchange program will help to compensate you by allowing you to realize some benefit on your options despite the option exercise price being greater than the current market price for Avaya's common stock and will advance Avaya's philosophy of encouraging employee ownership.

If you choose to participate in this program, a fixed dollar value, the "exchange value", will be offered for each outstanding stock option. On the actual date of exchange, this value will be converted into RSUs at the market price for Avaya common stock (determined three business days prior to the end of the offer period). The RSUs will vest ratably over three years beginning on August 1, 2002. All RSUs received through this program will be fully vested by August 1, 2004.

Although the Corporate Governance and Compensation Committee of Avaya's Board of Directors has approved this offer, it recognizes that the decision to accept is an individual one that should be based on a variety of factors. Accordingly, you should consult with your personal advisors if you have questions about your financial or tax situation. The Corporate Governance and Compensation Committee is not making a formal recommendation to you as to whether or not to accept this offer.

WILL THE VOLUNTARY FORFEITURE OF MY CONVERTED OPTIONS TRIGGER A TAXABLE EVENT?

No. A taxable event will not be triggered when you voluntarily forfeit your converted options.

WILL THE REPLACEMENT OF MY CONVERTED OPTIONS WITH RESTRICTED STOCK UNITS TRIGGER A TAXABLE EVENT?

                                                                      AVAYA LOGO

No. The replacement of options with Restricted Stock Units will not trigger a taxable event, as you will not acquire immediate economic ownership of the shares. Until your RSUs vest, you will not be entitled to voting rights on your shares, or receive dividend payments. However, upon vesting, you will receive all the rights and privileges of a shareholder, including the right to vote at shareholder meetings or through proxy, and the ability to receive dividends, if declared by Avaya.

DO I NEED TO REPORT THE FACT THAT I HAVE VOLUNTARILY FORFEITED MY CONVERTED OPTIONS FOR A FUTURE GRANT OF RESTRICTED STOCK UNITS?

No. You will only have a reporting requirement when the Restricted Stock Units vest.

WHEN WILL MY RESTRICTED STOCK UNITS BECOME TAXABLE?

Your RSUs will become taxable upon vesting. You will be subject to income tax on the value of the underlying shares.


THIS INFORMATION IS BEING PROVIDED TO ASSIST YOU IN EVALUATING THE OFFER TO EXCHANGE YOUR ELIGIBLE STOCK OPTIONS, AND IS BASED ON THE AVAILABLE INFORMATION AT THE TIME OF THE OFFER. TAX LAWS ARE SUBJECT TO CHANGE, AND YOU SHOULD CONSULT A PERSONAL TAX ADVISOR FOR ASSISTANCE WITH YOUR PERSONAL TAX SITUATION.

                                                                      AVAYA LOGO

                                   AVAYA, INC.
                                     DENMARK
                EMPLOYEE TAX COMMUNICATION: STOCK OPTION EXCHANGE

PLEASE NOTE: THE TAX INFORMATION IN THIS DOCUMENT WAS PROVIDED BY AVAYA'S EXTERNAL TAX ADVISORS AND IS INTENDED AS A GENERAL OVERVIEW OF THE TAX REQUIREMENTS IN YOUR COUNTRY. IF THERE IS A DISCREPANCY BETWEEN THIS DOCUMENT AND THE INTERPRETATION MADE BY YOUR LOCAL TAX AUTHORITIES, THE INTERPRETATION MADE BY THE LOCAL TAX AUTHORITIES WILL ALWAYS GOVERN. TAX LAWS ARE SUBJECT TO CHANGE, AND YOU SHOULD CONSULT A PERSONAL TAX ADVISOR FOR FURTHER INFORMATION.

BACKGROUND

At the time of Avaya Inc.'s ("Avaya") spin-off from Lucent Technologies, Inc. ("Lucent"), your unvested Lucent stock options were converted to options to purchase shares of Avaya's stock ("converted options"). Beginning 26 June 2001 through 24 July 2001, unless extended, Avaya is offering to exchange your outstanding eligible converted stock options in exchange for a grant of Restricted Stock Units (RSUs). (Please note that some stock options are excluded from this offering as designated in Avaya's Offer to Exchange).

This Offer to Exchange is being made to (1) to reduce the number of stock options currently outstanding, (2) to further advance Avaya's corporate philosophy of employees as owners and (3) for compensatory purposes. In light of the recent stock market volatility, especially for technology stocks, many of Avaya's outstanding options have exercise prices that are significantly higher than the current market price of Avaya's common stock. This exchange program will help to compensate you by allowing you to realize some benefit on your options despite the option exercise price being greater than the current market price for Avaya's common stock and will advance Avaya's philosophy of encouraging employee ownership.

If you choose to participate in this program, a fixed dollar value, the "exchange value", will be offered for each outstanding stock option. On the actual date of exchange, this value will be converted into RSUs at the market price for Avaya common stock (determined three business days prior to the end of the offer period). The RSUs will vest ratably over three years beginning on August 1, 2002. All RSUs received through this program will be fully vested by August 1, 2004.

Although the Corporate Governance and Compensation Committee of Avaya's Board of Directors has approved this offer, it recognizes that the decision to accept is an individual one that should be based on a variety of factors. Accordingly, you should consult with your personal advisors if you have questions about your financial or tax situation. The Corporate Governance and Compensation Committee is not making a formal recommendation to you as to whether or not to accept this offer.

WILL THE VOLUNTARY FORFEITURE OF MY CONVERTED OPTIONS TRIGGER A TAXABLE EVENT?

No. A taxable event will not be triggered when you voluntarily forfeit your converted options.

WILL THE REPLACEMENT OF MY CONVERTED OPTIONS WITH RESTRICTED STOCK UNITS TRIGGER A TAXABLE EVENT?

                                                                      AVAYA LOGO

No. The replacement of options with Restricted Stock Units will not trigger a taxable event, as you will not acquire immediate economic ownership of the shares. Until your RSUs vest, you will not be entitled to voting rights on your shares, or receive dividend payments. However, upon vesting, you will receive all the rights and privileges of a shareholder, including the right to vote at shareholder meetings or through proxy, and the ability to receive dividends, if declared by Avaya.

DO I NEED TO REPORT THE FACT THAT I HAVE VOLUNTARILY FORFEITED MY CONVERTED OPTIONS FOR A FUTURE GRANT OF RESTRICTED STOCK UNITS?

No. You will only have a reporting requirement when the Restricted Stock Units vest.

WHEN WILL MY RESTRICTED STOCK UNITS BECOME TAXABLE?

Your RSUs will become taxable upon vesting. You will be subject to income tax on the difference between the fair market value of Avaya stock (at that time) and any amount that you paid to acquire the RSUs (if any).

Additionally, if your converted options were taxed at vesting but never exercised, you should recognize a loss for income tax purposes.


THIS INFORMATION IS BEING PROVIDED TO ASSIST YOU IN EVALUATING THE OFFER TO EXCHANGE YOUR ELIGIBLE STOCK OPTIONS, AND IS BASED ON THE AVAILABLE INFORMATION AT THE TIME OF THE OFFER. TAX LAWS ARE SUBJECT TO CHANGE, AND YOU SHOULD CONSULT A PERSONAL TAX ADVISOR FOR ASSISTANCE WITH YOUR PERSONAL TAX SITUATION.

                                                                      AVAYA LOGO

                                   AVAYA, INC.
                                     GERMANY
                EMPLOYEE TAX COMMUNICATION: STOCK OPTION EXCHANGE

PLEASE NOTE: THE TAX INFORMATION IN THIS DOCUMENT WAS PROVIDED BY AVAYA'S EXTERNAL TAX ADVISORS AND IS INTENDED AS A GENERAL OVERVIEW OF THE TAX REQUIREMENTS IN YOUR COUNTRY. IF THERE IS A DISCREPANCY BETWEEN THIS DOCUMENT AND THE INTERPRETATION MADE BY YOUR LOCAL TAX AUTHORITIES, THE INTERPRETATION MADE BY THE LOCAL TAX AUTHORITIES WILL ALWAYS GOVERN. TAX LAWS ARE SUBJECT TO CHANGE, AND YOU SHOULD CONSULT A PERSONAL TAX ADVISOR FOR FURTHER INFORMATION.

BACKGROUND

At the time of Avaya Inc.'s ("Avaya") spin-off from Lucent Technologies, Inc. ("Lucent"), your unvested Lucent stock options were converted to options to purchase shares of Avaya's stock ("converted options"). Beginning 26 June 2001 through 24 July 2001, unless extended, Avaya is offering to exchange your outstanding eligible converted stock options in exchange for a grant of Restricted Stock Units (RSUs). (Please note that some stock options are excluded from this offering as designated in Avaya's Offer to Exchange).

This Offer to Exchange is being made to (1) to reduce the number of stock options currently outstanding, (2) to further advance Avaya's corporate philosophy of employees as owners and (3) for compensatory purposes. In light of the recent stock market volatility, especially for technology stocks, many of Avaya's outstanding options have exercise prices that are significantly higher than the current market price of Avaya's common stock. This exchange program will help to compensate you by allowing you to realize some benefit on your options despite the option exercise price being greater than the current market price for Avaya's common stock and will advance Avaya's philosophy of encouraging employee ownership.

If you choose to participate in this program, a fixed dollar value, the "exchange value", will be offered for each outstanding stock option. On the actual date of exchange, this value will be converted into RSUs at the market price for Avaya common stock (determined three business days prior to the end of the offer period). The RSUs will vest ratably over three years beginning on August 1, 2002. All RSUs received through this program will be fully vested by August 1, 2004.

Although the Corporate Governance and Compensation Committee of Avaya's Board of Directors has approved this offer, it recognizes that the decision to accept is an individual one that should be based on a variety of factors. Accordingly, you should consult with your personal advisors if you have questions about your financial or tax situation. The Corporate Governance and Compensation Committee is not making a formal recommendation to you as to whether or not to accept this offer.

WILL THE VOLUNTARILY FORFEITURE OF MY CONVERTED OPTIONS TRIGGER A TAXABLE EVENT?

No. A taxable event will not be triggered when you voluntarily forfeit your converted options.

                                                                      AVAYA LOGO

WILL THE REPLACEMENT OF MY CONVERTED OPTIONS WITH RESTRICTED STOCK UNITS TRIGGER A TAXABLE EVENT?

No. The replacement of options with Restricted Stock Units will not trigger a taxable event, as you will not acquire immediate economic ownership of the shares. Until your RSUs vest, you will not be entitled to voting rights on your shares, or receive dividend payments. However, upon vesting, you will receive all the rights and privileges of a shareholder, including the right to vote at shareholder meetings or through proxy, and the ability to receive dividends, if declared by Avaya.

DO I NEED TO REPORT THE FACT THAT I HAVE VOLUNTARILY FORFEITED MY CONVERTED OPTIONS FOR A FUTURE GRANT OF RESTRICTED STOCK UNITS?

No. You will only have a reporting requirement when the Restricted Stock Units vest.

WHEN WILL MY RESTRICTED STOCK UNITS BECOME TAXABLE?

Your RSUs will become taxable upon vesting. You will be subject to both income and social taxes on the difference between the FMV of Avaya stock (at that time) and any amount that you paid to acquire the RSUs.

However, if you have already exceeded the social tax thresholds, this benefit will not trigger any additional social tax withholdings.


THIS INFORMATION IS BEING PROVIDED TO ASSIST YOU IN EVALUATING THE OFFER TO EXCHANGE YOUR ELIGIBLE STOCK OPTIONS, AND IS BASED ON THE AVAILABLE INFORMATION AT THE TIME OF THE OFFER. TAX LAWS ARE SUBJECT TO CHANGE, AND YOU SHOULD CONSULT A PERSONAL TAX ADVISOR FOR ASSISTANCE WITH YOUR PERSONAL TAX SITUATION.

                                                                      AVAYA LOGO

                                   AVAYA, INC.
                                    SINGAPORE
                EMPLOYEE TAX COMMUNICATION: STOCK OPTION EXCHANGE

PLEASE NOTE: THE TAX INFORMATION IN THIS DOCUMENT WAS PROVIDED BY AVAYA'S EXTERNAL TAX ADVISORS AND IS INTENDED AS A GENERAL OVERVIEW OF THE TAX REQUIREMENTS IN YOUR COUNTRY. IF THERE IS A DISCREPANCY BETWEEN THIS DOCUMENT AND THE INTERPRETATION MADE BY YOUR LOCAL TAX AUTHORITIES, THE INTERPRETATION MADE BY THE LOCAL TAX AUTHORITIES WILL ALWAYS GOVERN. TAX LAWS ARE SUBJECT TO CHANGE, AND YOU SHOULD CONSULT A PERSONAL TAX ADVISOR FOR FURTHER INFORMATION.

BACKGROUND

At the time of Avaya Inc.'s ("Avaya") spin-off from Lucent Technologies, Inc. ("Lucent"), your unvested Lucent stock options were converted to options to purchase shares of Avaya's stock ("converted options"). Beginning 26 June 2001 through 24 July 2001, unless extended, Avaya is offering to exchange your outstanding eligible converted stock options in exchange for a grant of Restricted Stock Units (RSUs). (Please note that some stock options are excluded from this offering as designated in Avaya's Offer to Exchange).

This Offer to Exchange is being made to (1) to reduce the number of stock options currently outstanding, (2) to further advance Avaya's corporate philosophy of employees as owners and (3) for compensatory purposes. In light of the recent stock market volatility, especially for technology stocks, many of Avaya's outstanding options have exercise prices that are significantly higher than the current market price of Avaya's common stock. This exchange program will help to compensate you by allowing you to realize some benefit on your options despite the option exercise price being greater than the current market price for Avaya's common stock and will advance Avaya's philosophy of encouraging employee ownership.

If you choose to participate in this program, a fixed dollar value, the "exchange value", will be offered for each outstanding stock option. On the actual date of exchange, this value will be converted into RSUs at the market price for Avaya common stock (determined three business days prior to the end of the offer period). The RSUs will vest ratably over three years beginning on August 1, 2002. All RSUs received through this program will be fully vested by August 1, 2004.

Although the Corporate Governance and Compensation Committee of Avaya's Board of Directors has approved this offer, it recognizes that the decision to accept is an individual one that should be based on a variety of factors. Accordingly, you should consult with your personal advisors if you have questions about your financial or tax situation. The Corporate Governance and Compensation Committee is not making a formal recommendation to you as to whether or not to accept this offer.

WILL THE VOLUNTARY FORFEITURE OF MY CONVERTED OPTIONS TRIGGER A TAXABLE EVENT?

Under Singapore tax law, when you obtain the right to acquire shares in a company by reason of employment, a taxable moment arises upon the exercise, assignment or release of the right or benefit. As such, the voluntary forfeiture of your converted options will be considered a release of rights. The taxable amount will be fair market value of the underlying shares being released.

                                                                      AVAYA LOGO

WILL THE REPLACEMENT OF MY CONVERTED OPTIONS WITH RESTRICTED STOCK UNITS TRIGGER A TAXABLE EVENT?

No. The replacement of options with Restricted Stock Units will not trigger a taxable event, as you will not acquire immediate economic ownership of the shares. Until your RSUs vest, you will not be entitled to voting rights on your shares, or receive dividend payments. However, upon vesting, you will receive all the rights and privileges of a shareholder, including the right to vote at shareholder meetings or through proxy, and the ability to receive dividends, if declared by Avaya.

DO I NEED TO REPORT THE FACT THAT I HAVE VOLUNTARILY FORFEITED MY CONVERTED OPTIONS FOR A FUTURE GRANT OF RESTRICTED STOCK UNITS?

Yes. You will have to report your decision to forfeit your options in exchange for a grant of RSUs.

WHEN WILL MY RESTRICTED STOCK UNITS BECOME TAXABLE?

Your RSUs will become taxable upon vesting. You will be subject to tax on the difference between the fair market value of the Avaya stock and the amount that you paid for the stock.

The amount you paid for the stock may be deemed to be zero as you were taxed upon cancellation but the value may be regarded as a payment for a right to acquire the Avaya stock rather than for the stock itself. Alternatively, the taxable value could be based on the deemed taxable value of the stock in exchange for the cancellation of the stock options.

As these rules are extremely unclear, we recommend that you consult with your personal tax advisor before making your decision about participation in this program.


THIS INFORMATION IS BEING PROVIDED TO ASSIST YOU IN EVALUATING THE OFFER TO EXCHANGE YOUR ELIGIBLE STOCK OPTIONS, AND IS BASED ON THE AVAILABLE INFORMATION AT THE TIME OF THE OFFER. TAX LAWS ARE SUBJECT TO CHANGE, AND YOU SHOULD CONSULT A PERSONAL TAX ADVISOR FOR ASSISTANCE WITH YOUR PERSONAL TAX SITUATION.

                                                                      AVAYA LOGO

                                   AVAYA, INC.
                                     ISRAEL
                EMPLOYEE TAX COMMUNICATION: STOCK OPTION EXCHANGE

PLEASE NOTE: THE TAX INFORMATION IN THIS DOCUMENT WAS PROVIDED BY AVAYA'S EXTERNAL TAX ADVISORS AND IS INTENDED AS A GENERAL OVERVIEW OF THE TAX REQUIREMENTS IN YOUR COUNTRY. IF THERE IS A DISCREPANCY BETWEEN THIS DOCUMENT AND THE INTERPRETATION MADE BY YOUR LOCAL TAX AUTHORITIES, THE INTERPRETATION MADE BY THE LOCAL TAX AUTHORITIES WILL ALWAYS GOVERN. TAX LAWS ARE SUBJECT TO CHANGE, AND YOU SHOULD CONSULT A PERSONAL TAX ADVISOR FOR FURTHER INFORMATION.

BACKGROUND

At the time of Avaya Inc.'s ("Avaya") spin-off from Lucent Technologies, Inc. ("Lucent"), your unvested Lucent stock options were converted to options to purchase shares of Avaya's stock ("converted options"). Beginning 26 June 2001 through 24 July 2001, unless extended, Avaya is offering to exchange your outstanding eligible converted stock options in exchange for a grant of Restricted Stock Units (RSUs). (Please note that some stock options are excluded from this offering as designated in Avaya's Offer to Exchange).

This Offer to Exchange is being made to (1) to reduce the number of stock options currently outstanding, (2) to further advance Avaya's corporate philosophy of employees as owners and (3) for compensatory purposes. In light of the recent stock market volatility, especially for technology stocks, many of Avaya's outstanding options have exercise prices that are significantly higher than the current market price of Avaya's common stock. This exchange program will help to compensate you by allowing you to realize some benefit on your options despite the option exercise price being greater than the current market price for Avaya's common stock and will advance Avaya's philosophy of encouraging employee ownership.

If you choose to participate in this program, a fixed dollar value, the "exchange value", will be offered for each outstanding stock option. On the actual date of exchange, this value will be converted into RSUs at the market price for Avaya common stock (determined three business days prior to the end of the offer period). The RSUs will vest ratably over three years beginning on August 1, 2002. All RSUs received through this program will be fully vested by August 1, 2004.

Although the Corporate Governance and Compensation Committee of Avaya's Board of Directors has approved this offer, it recognizes that the decision to accept is an individual one that should be based on a variety of factors. Accordingly, you should consult with your personal advisors if you have questions about your financial or tax situation. The Corporate Governance and Compensation Committee is not making a formal recommendation to you as to whether or not to accept this offer.

WILL THE VOLUNTARY FORFEITURE OF MY CONVERTED OPTIONS TRIGGER A TAXABLE EVENT?

No. A taxable event will not be triggered when you voluntarily forfeit your converted options.

                                                                      AVAYA LOGO

WILL THE REPLACEMENT OF MY CONVERTED OPTIONS WITH RESTRICTED STOCK UNITS TRIGGER A TAXABLE EVENT?

Although it is a cashless transaction, which involves unvested stock, the voluntary cancellation of the options in exchange for an immediate grant of RSUs could be treated as a sale of the options, thus triggering a taxable event. It should be noted, however, that there is no legislation in Israel specific to this type of award. Thus, Avaya highly recommends that you consult with your personal tax advisor before deciding to participate in this program.

DO I NEED TO REPORT THE FACT THAT I HAVE VOLUNTARILY FORFEITED MY CONVERTED OPTIONS FOR A FUTURE GRANT OF RESTRICTED STOCK UNITS?

Yes. You should report the voluntary forfeiture of your stock options in exchange for a grant of restricted stock units since a taxable event is triggered by this replacement.

WHEN WILL MY RESTRICTED STOCK UNITS BECOME TAXABLE?

Your RSUs will become taxable upon award. You will be subject to income tax at marginal tax rates on the difference between the fair market value of the shares at the time of the exchange and the amount you paid for the shares (if any). The benefit may also be subject to National Insurance and/or Health Tax Contributions if you have not already exceeded the applicable thresholds.


THIS INFORMATION IS BEING PROVIDED TO ASSIST YOU IN EVALUATING THE OFFER TO EXCHANGE YOUR ELIGIBLE STOCK OPTIONS, AND IS BASED ON THE AVAILABLE INFORMATION AT THE TIME OF THE OFFER. TAX LAWS ARE SUBJECT TO CHANGE, AND YOU SHOULD CONSULT A PERSONAL TAX ADVISOR FOR ASSISTANCE WITH YOUR PERSONAL TAX SITUATION.

                                                                      AVAYA LOGO

                                   AVAYA, INC.
                                   NETHERLANDS
                EMPLOYEE TAX COMMUNICATION: STOCK OPTION EXCHANGE

PLEASE NOTE: THE TAX INFORMATION IN THIS DOCUMENT WAS PROVIDED BY AVAYA'S EXTERNAL TAX ADVISORS AND IS INTENDED AS A GENERAL OVERVIEW OF THE TAX REQUIREMENTS IN YOUR COUNTRY. IF THERE IS A DISCREPANCY BETWEEN THIS DOCUMENT AND THE INTERPRETATION MADE BY YOUR LOCAL TAX AUTHORITIES, THE INTERPRETATION MADE BY THE LOCAL TAX AUTHORITIES WILL ALWAYS GOVERN. TAX LAWS ARE SUBJECT TO CHANGE, AND YOU SHOULD CONSULT A PERSONAL TAX ADVISOR FOR FURTHER INFORMATION.

BACKGROUND

At the time of Avaya Inc.'s ("Avaya") spin-off from Lucent Technologies, Inc. ("Lucent"), your unvested Lucent stock options were converted to options to purchase shares of Avaya's stock ("converted options"). Beginning 26 June 2001 through 24 July 2001, unless extended, Avaya is offering to exchange your outstanding eligible converted stock options in exchange for a grant of Restricted Stock Units (RSUs). (Please note that some stock options are excluded from this offering as designated in Avaya's Offer to Exchange).

This Offer to Exchange is being made to (1) to reduce the number of stock options currently outstanding, (2) to further advance Avaya's corporate philosophy of employees as owners and (3) for compensatory purposes. In light of the recent stock market volatility, especially for technology stocks, many of Avaya's outstanding options have exercise prices that are significantly higher than the current market price of Avaya's common stock. This exchange program will help to compensate you by allowing you to realize some benefit on your options despite the option exercise price being greater than the current market price for Avaya's common stock and will advance Avaya's philosophy of encouraging employee ownership.

If you choose to participate in this program, a fixed dollar value, the "exchange value", will be offered for each outstanding stock option. On the actual date of exchange, this value will be converted into RSUs at the market price for Avaya common stock (determined three business days prior to the end of the offer period). The RSUs will vest ratably over three years beginning on August 1, 2002. All RSUs received through this program will be fully vested by August 1, 2004.

Although the Corporate Governance and Compensation Committee of Avaya's Board of Directors has approved this offer, it recognizes that the decision to accept is an individual one that should be based on a variety of factors. Accordingly, you should consult with your personal advisors if you have questions about your financial or tax situation. The Corporate Governance and Compensation Committee is not making a formal recommendation to you as to whether or not to accept this offer.

WILL THE VOLUNTARY FORFEITURE OF MY CONVERTED OPTIONS TRIGGER A TAXABLE EVENT?

No. A taxable event will not be triggered upon the voluntary forfeiture of your options.

WILL THE REPLACEMENT OF MY CONVERTED OPTIONS WITH RESTRICTED STOCK UNITS TRIGGER A TAXABLE EVENT?

                                                                      AVAYA LOGO

Since the value of the RSUs will be higher than the value of your existing options, the Dutch Revenue will most likely deem the exchange a taxable event.

DO I NEED TO REPORT THE FACT THAT I HAVE VOLUNTARILY FORFEITED MY CONVERTED OPTIONS FOR A FUTURE GRANT OF RESTRICTED STOCK UNITS?

No, the forfeiture itself will not create a reporting requirement. However, you will need to report the income recognized as a result of the grant of RSUs in accordance with your normal tax reporting procedures.

WHEN WILL MY RESTRICTED STOCK UNITS BECOME TAXABLE?

As your RSUs vest over a three-year period, the taxable event will occur on the date of each vesting. Upon vesting, you will be subject to tax on the fair market value of the stock. After the RSUs have vested, the underlying shares will become part of your "Savings and Investments" income. A tax liability will arise based on the fair market value of the shares.


THIS INFORMATION IS BEING PROVIDED TO ASSIST YOU IN EVALUATING THE OFFER TO EXCHANGE YOUR ELIGIBLE STOCK OPTIONS, AND IS BASED ON THE AVAILABLE INFORMATION AT THE TIME OF THE OFFER. TAX LAWS ARE SUBJECT TO CHANGE, AND YOU SHOULD CONSULT A PERSONAL TAX ADVISOR FOR ASSISTANCE WITH YOUR PERSONAL TAX SITUATION.

                                                                      AVAYA LOGO

                                   AVAYA, INC.
                                    SINGAPORE
                EMPLOYEE TAX COMMUNICATION: STOCK OPTION EXCHANGE

PLEASE NOTE: THE TAX INFORMATION IN THIS DOCUMENT WAS PROVIDED BY AVAYA'S EXTERNAL TAX ADVISORS AND IS INTENDED AS A GENERAL OVERVIEW OF THE TAX REQUIREMENTS IN YOUR COUNTRY. IF THERE IS A DISCREPANCY BETWEEN THIS DOCUMENT AND THE INTERPRETATION MADE BY YOUR LOCAL TAX AUTHORITIES, THE INTERPRETATION MADE BY THE LOCAL TAX AUTHORITIES WILL ALWAYS GOVERN. TAX LAWS ARE SUBJECT TO CHANGE, AND YOU SHOULD CONSULT A PERSONAL TAX ADVISOR FOR FURTHER INFORMATION.

BACKGROUND

At the time of Avaya Inc.'s ("Avaya") spin-off from Lucent Technologies, Inc. ("Lucent"), your unvested Lucent stock options were converted to options to purchase shares of Avaya's stock ("converted options"). Beginning 26 June 2001 through 24 July 2001, unless extended, Avaya is offering to exchange your outstanding eligible converted stock options in exchange for a grant of Restricted Stock Units (RSUs). (Please note that some stock options are excluded from this offering as designated in Avaya's Offer to Exchange).

This Offer to Exchange is being made to (1) to reduce the number of stock options currently outstanding, (2) to further advance Avaya's corporate philosophy of employees as owners and (3) for compensatory purposes. In light of the recent stock market volatility, especially for technology stocks, many of Avaya's outstanding options have exercise prices that are significantly higher than the current market price of Avaya's common stock. This exchange program will help to compensate you by allowing you to realize some benefit on your options despite the option exercise price being greater than the current market price for Avaya's common stock and will advance Avaya's philosophy of encouraging employee ownership.

If you choose to participate in this program, a fixed dollar value, the "exchange value", will be offered for each outstanding stock option. On the actual date of exchange, this value will be converted into RSUs at the market price for Avaya common stock (determined three business days prior to the end of the offer period). The RSUs will vest ratably over three years beginning on August 1, 2002. All RSUs received through this program will be fully vested by August 1, 2004.

Although the Corporate Governance and Compensation Committee of Avaya's Board of Directors has approved this offer, it recognizes that the decision to accept is an individual one that should be based on a variety of factors. Accordingly, you should consult with your personal advisors if you have questions about your financial or tax situation. The Corporate Governance and Compensation Committee is not making a formal recommendation to you as to whether or not to accept this offer.

WILL THE VOLUNTARY FORFEITURE OF MY CONVERTED OPTIONS TRIGGER A TAXABLE EVENT?

Under Singapore tax law, when you obtain the right to acquire shares in a company by reason of employment, a taxable moment arises upon the exercise, assignment or release of the right or benefit. As such, the voluntary forfeiture of your converted options will be considered a release of rights. The taxable amount will be fair market value of the underlying shares being released.

                                                                      AVAYA LOGO

WILL THE REPLACEMENT OF MY CONVERTED OPTIONS WITH RESTRICTED STOCK UNITS TRIGGER A TAXABLE EVENT?

No. The replacement of options with Restricted Stock Units will not trigger a taxable event, as you will not acquire immediate economic ownership of the shares. Until your RSUs vest, you will not be entitled to voting rights on your shares, or receive dividend payments. However, upon vesting, you will receive all the rights and privileges of a shareholder, including the right to vote at shareholder meetings or through proxy, and the ability to receive dividends, if declared by Avaya.

DO I NEED TO REPORT THE FACT THAT I HAVE VOLUNTARILY FORFEITED MY CONVERTED OPTIONS FOR A FUTURE GRANT OF RESTRICTED STOCK UNITS?

Yes. You will have to report your decision to forfeit your options in exchange for a grant of RSUs.

WHEN WILL MY RESTRICTED STOCK UNITS BECOME TAXABLE?

Your RSUs will become taxable upon vesting. You will be subject to tax on the difference between the fair market value of the Avaya stock and the amount that you paid for the stock.

The amount you paid for the stock may be deemed to be zero as you were taxed upon cancellation but the value may be regarded as a payment for a right to acquire the Avaya stock rather than for the stock itself. Alternatively, the taxable value could be based on the deemed taxable value of the stock in exchange for the cancellation of the stock options.

As these rules are extremely unclear, we recommend that you consult with your personal tax advisor before making your decision about participation in this program.


THIS INFORMATION IS BEING PROVIDED TO ASSIST YOU IN EVALUATING THE OFFER TO EXCHANGE YOUR ELIGIBLE STOCK OPTIONS, AND IS BASED ON THE AVAILABLE INFORMATION AT THE TIME OF THE OFFER. TAX LAWS ARE SUBJECT TO CHANGE, AND YOU SHOULD CONSULT A PERSONAL TAX ADVISOR FOR ASSISTANCE WITH YOUR PERSONAL TAX SITUATION.

                                                                      AVAYA LOGO

                                   AVAYA, INC.
                                  SOUTH AFRICA
                EMPLOYEE TAX COMMUNICATION: STOCK OPTION EXCHANGE

PLEASE NOTE: THE TAX INFORMATION IN THIS DOCUMENT WAS PROVIDED BY AVAYA'S EXTERNAL TAX ADVISORS AND IS INTENDED AS A GENERAL OVERVIEW OF THE TAX REQUIREMENTS IN YOUR COUNTRY. IF THERE IS A DISCREPANCY BETWEEN THIS DOCUMENT AND THE INTERPRETATION MADE BY YOUR LOCAL TAX AUTHORITIES, THE INTERPRETATION MADE BY THE LOCAL TAX AUTHORITIES WILL ALWAYS GOVERN. TAX LAWS ARE SUBJECT TO CHANGE, AND YOU SHOULD CONSULT A PERSONAL TAX ADVISOR FOR FURTHER INFORMATION.

BACKGROUND

At the time of Avaya Inc.'s ("Avaya") spin-off from Lucent Technologies, Inc. ("Lucent"), your unvested Lucent stock options were converted to options to purchase shares of Avaya's stock ("converted options"). Beginning 26 June 2001 through 24 July 2001, unless extended, Avaya is offering to exchange your outstanding eligible converted stock options in exchange for a grant of Restricted Stock Units (RSUs). (Please note that some stock options are excluded from this offering as designated in Avaya's Offer to Exchange).

This Offer to Exchange is being made to (1) to reduce the number of stock options currently outstanding, (2) to further advance Avaya's corporate philosophy of employees as owners and (3) for compensatory purposes. In light of the recent stock market volatility, especially for technology stocks, many of Avaya's outstanding options have exercise prices that are significantly higher than the current market price of Avaya's common stock. This exchange program will help to compensate you by allowing you to realize some benefit on your options despite the option exercise price being greater than the current market price for Avaya's common stock and will advance Avaya's philosophy of encouraging employee ownership.

If you choose to participate in this program, a fixed dollar value, the "exchange value", will be offered for each outstanding stock option. On the actual date of exchange, this value will be converted into RSUs at the market price for Avaya common stock (determined three business days prior to the end of the offer period). The RSUs will vest ratably over three years beginning on August 1, 2002. All RSUs received through this program will be fully vested by August 1, 2004.

Although the Corporate Governance and Compensation Committee of Avaya's Board of Directors has approved this offer, it recognizes that the decision to accept is an individual one that should be based on a variety of factors. Accordingly, you should consult with your personal advisors if you have questions about your financial or tax situation. The Corporate Governance and Compensation Committee is not making a formal recommendation to you as to whether or not to accept this offer.

WILL THE VOLUNTARY FORFEITURE OF MY CONVERTED OPTIONS TRIGGER A TAXABLE EVENT?

No. A taxable event will not be triggered when you voluntarily forfeit your converted options.

WILL THE REPLACEMENT OF MY CONVERTED OPTIONS WITH RESTRICTED STOCK UNITS TRIGGER A TAXABLE EVENT?

                                                                      AVAYA LOGO

No. The replacement of options with Restricted Stock Units will not trigger a taxable event, as you will not acquire immediate economic ownership of the shares. Until your RSUs vest, you will not be entitled to voting rights on your shares, or receive dividend payments. However, upon vesting, you will receive all the rights and privileges of a shareholder, including the right to vote at shareholder meetings or through proxy, and the ability to receive dividends, if declared by Avaya.

DO I NEED TO REPORT THE FACT THAT I HAVE VOLUNTARILY FORFEITED MY CONVERTED OPTIONS FOR A FUTURE GRANT OF RESTRICTED STOCK UNITS?

No. You will only have a reporting requirement when the Restricted Stock Units vest.

WHEN WILL MY RESTRICTED STOCK UNITS BECOME TAXABLE?

Your RSUs will become taxable upon vesting. You will be subject to income tax on the fair market value of the Avaya stock (at that time).


THIS INFORMATION IS BEING PROVIDED TO ASSIST YOU IN EVALUATING THE OFFER TO EXCHANGE YOUR ELIGIBLE STOCK OPTIONS, AND IS BASED ON THE AVAILABLE INFORMATION AT THE TIME OF THE OFFER. TAX LAWS ARE SUBJECT TO CHANGE, AND YOU SHOULD CONSULT A PERSONAL TAX ADVISOR FOR ASSISTANCE WITH YOUR PERSONAL TAX SITUATION.

                                                                      AVAYA LOGO

                                   AVAYA, INC.
                                   SWITZERLAND
                EMPLOYEE TAX COMMUNICATION: STOCK OPTION EXCHANGE

PLEASE NOTE: THE TAX INFORMATION IN THIS DOCUMENT WAS PROVIDED BY AVAYA'S EXTERNAL TAX ADVISORS AND IS INTENDED AS A GENERAL OVERVIEW OF THE TAX REQUIREMENTS IN YOUR COUNTRY. IF THERE IS A DISCREPANCY BETWEEN THIS DOCUMENT AND THE INTERPRETATION MADE BY YOUR LOCAL TAX AUTHORITIES, THE INTERPRETATION MADE BY THE LOCAL TAX AUTHORITIES WILL ALWAYS GOVERN. TAX LAWS ARE SUBJECT TO CHANGE, AND YOU SHOULD CONSULT A PERSONAL TAX ADVISOR FOR FURTHER INFORMATION.

BACKGROUND

At the time of Avaya Inc.'s ("Avaya") spin-off from Lucent Technologies, Inc. ("Lucent"), your unvested Lucent stock options were converted to options to purchase shares of Avaya's stock ("converted options"). Beginning 26 June 2001 through 24 July 2001, unless extended, Avaya is offering to exchange your outstanding eligible converted stock options in exchange for a grant of Restricted Stock Units (RSUs). (Please note that some stock options are excluded from this offering as designated in Avaya's Offer to Exchange).

This Offer to Exchange is being made to (1) to reduce the number of stock options currently outstanding, (2) to further advance Avaya's corporate philosophy of employees as owners and (3) for compensatory purposes. In light of the recent stock market volatility, especially for technology stocks, many of Avaya's outstanding options have exercise prices that are significantly higher than the current market price of Avaya's common stock. This exchange program will help to compensate you by allowing you to realize some benefit on your options despite the option exercise price being greater than the current market price for Avaya's common stock and will advance Avaya's philosophy of encouraging employee ownership.

If you choose to participate in this program, a fixed dollar value, the "exchange value", will be offered for each outstanding stock option. On the actual date of exchange, this value will be converted into RSUs at the market price for Avaya common stock (determined three business days prior to the end of the offer period). The RSUs will vest ratably over three years beginning on August 1, 2002. All RSUs received through this program will be fully vested by August 1, 2004.

Although the Corporate Governance and Compensation Committee of Avaya's Board of Directors has approved this offer, it recognizes that the decision to accept is an individual one that should be based on a variety of factors. Accordingly, you should consult with your personal advisors if you have questions about your financial or tax situation. The Corporate Governance and Compensation Committee is not making a formal recommendation to you as to whether or not to accept this offer.

WILL THE VOLUNTARY FORFEITURE OF MY CONVERTED OPTIONS TRIGGER A TAXABLE EVENT?

No. A taxable event will not be triggered when you voluntarily forfeit your converted options.

WILL THE REPLACEMENT OF MY CONVERTED OPTIONS WITH RESTRICTED STOCK UNITS TRIGGER A TAXABLE EVENT?

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
                                                                      AVAYA LOGO

No. The replacement of options with Restricted Stock Units will not trigger a taxable event, as you will not acquire immediate economic ownership of the shares. Until your RSUs vest, you will not be entitled to voting rights on your shares, or receive dividend payments. However, upon vesting, you will receive all the rights and privileges of a shareholder, including the right to vote at shareholder meetings or through proxy, and the ability to receive dividends, if declared by Avaya.

DO I NEED TO REPORT THE FACT THAT I HAVE VOLUNTARILY FORFEITED MY CONVERTED OPTIONS FOR A FUTURE GRANT OF RESTRICTED STOCK UNITS?

No. You will only have a reporting requirement when the Restricted Stock Units vest.

WHEN WILL MY RESTRICTED STOCK UNITS BECOME TAXABLE?

Your RSUs should become taxable upon vesting. The taxable amount should correspond to the FMV of the RSUs (at that time) and will be subject to both income and social security taxes.


THIS INFORMATION IS BEING PROVIDED TO ASSIST YOU IN EVALUATING THE OFFER TO EXCHANGE YOUR ELIGIBLE STOCK OPTIONS, AND IS BASED ON THE AVAILABLE INFORMATION AT THE TIME OF THE OFFER. TAX LAWS ARE SUBJECT TO CHANGE, AND YOU SHOULD CONSULT A PERSONAL TAX ADVISOR FOR ASSISTANCE WITH YOUR PERSONAL TAX SITUATION.

                                                                     Page 2 of 2